V E R I T E X Earnings Presentation Third Quarter 2017

2 Safe Harbor Statement ABOUT VERITEX HOLDINGS, INC. Headquartered in Dallas, Texas, Veritex Holdings, Inc. (“VBTX”, “Veritex” or the “Company”) is a bank holding company that conducts banking activities through its wholly-owned subsidiary, Veritex Community Bank, with locations throughout the Dallas/Fort Worth (“DFW”) metroplex and in the Houston and Austin metropolitan areas. Veritex Community Bank is a Texas state chartered bank regulated by the Texas Department of Banking and the Board of Governors of the Federal Reserve System. For more information, visit www.veritexbank.com. NO OFFER OR SOLICITATION This communication does not constitute an offer to sell, a solicitation of an offer to sell, the solicitation or an offer to buy any securities or a solicitation of any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended. ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT In connection with the proposed merger of Veritex and Liberty Bancshares, Inc. (“Liberty”), Veritex filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a proxy statement of Liberty and a prospectus of Veritex, as well as other relevant documents concerning the proposed merger. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERITEX, LIBERTY AND THE MERGER. Investors and security holders may obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, as well as other documents filed with the SEC by Veritex through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by Veritex are available free of charge by directing a written request to Veritex Holdings, Inc., 8214 Westchester Drive, Suite 400, Dallas, Texas 75225 Attn: Investor Relations. Veritex’s telephone number is (972) 349-6200. NON-GAAP FINANCIAL MEASURES Veritex reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Veritex’s reported results prepared in accordance with GAAP. Please see Reconciliation of Non-GAAP Measures at the end of this presentation for a reconciliation to the nearest GAAP financial measure. PARTICIPANTS IN THE TRANSACTION Veritex, Liberty and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Liberty in connection with the proposed merger. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the proxy statement/prospectus regarding the proposed transaction. Additional information about Veritex and its directors and officers may be found in the definitive proxy statement of Veritex relating to its 2017 Annual Meeting of Stockholders filed with the SEC on April 10, 2017. The definitive proxy statement can be obtained free of charge from the sources described above.

3 Forward Looking Statements “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain certain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections about the Company and its subsidiaries. Forward-looking statements include information regarding the Company’s future financial performance, business and growth strategy, projected plans and objectives, and related transactions, integration of the acquired businesses, ability to recognize anticipated operational efficiencies, and other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Further, certain factors that could affect our future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to whether the Company can: successfully implement its growth strategy, including identifying acquisition targets and consummating suitable acquisitions; continue to sustain internal growth rate; provide competitive products and services that appeal to its customers and target market; continue to have access to debt and equity capital markets; and achieve its performance goals. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Special Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Veritex’s Annual Report on Form 10-K filed with the SEC on March 10, 2017 and any updates to those risk factors set forth in Veritex’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Veritex does not undertake any obligation to publicly update or review any forward- looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Veritex cannot assess the impact of each factor on Veritex’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Executive Management C. Malcolm Holland, III Chairman of the Board, Chief Executive Officer  34 years of Texas banking experience, all in the Dallas metropolitan area  Former CEO of Texas region for Colonial Bank, which grew from $625 million to $1.6 billion  Former President of First Mercantile Bank Noreen E. Skelly Chief Financial Officer  30 years of banking experience  Former CFO of Highlands Bancshares, Inc.  Former Senior Vice President responsible for finance functions at Comerica Bank and LaSalle Bank Clay Riebe Chief Credit Officer  34 years of banking experience  Former Chief Lending Officer of American Momentum Bank  Former senior executive responsible for various credit and lending functions at Citibank and First American Bank Texas Today’s Presenters 4

5  Established in 2010 and headquartered in Dallas, Texas  21 locations within several of the fastest growing metropolitan markets in the U.S.  Strong commercial lending focus and core deposit mix  Significant organic growth profile complemented by disciplined M&A  Strategic focus on DFW and Houston markets  Acquisition of Fort Worth-based Liberty Bancshares, Inc. announced on August 1, 2017  Liberty is the largest remaining independent bank with 5 branches in Fort Worth and Tarrant County. Pro forma Tarrant County deposit franchise: ̶ Ranked 11th in deposits in Tarrant County ̶ Ranked 5th among Texas-based banks  Focus on DFW and Houston markets result in sale of Austin branches Overview Veritex – “Truth in Texas Banking” Source: Weighted deposit market share rank based upon SNL Branch Analytics . D/FW Metroplex Current Veritex Proforma Liberty Franchise Footprint

 Completed a public offering of 2,285,050 share of Veritex common stock on August 7, 2017 with net proceeds of $56.7 million to support growth initiatives  Core efficiency ratio improved from 58.1% over prior quarter to 56.5% for the quarter ending September 30,2017 CAPITAL STEWARDSHIP 6  Converted and integrated Sovereign acquisition  Engaged teams in the integration and conversion planning process for the Liberty acquisition  Invested in finance and compliance staffing to support current and future acquisitions OPERATIONAL EXCELLENCE  Closed Sovereign acquisition which contributed $1.1 billion of growth in assets over prior quarter  Organic loan growth from the legacy Veritex portfolio was $53.3 million, 4.8% growth from prior quarter end or 18.9% annualized STRATEGIC GROWTH  Received American Bankers’ “Best Bank to Work For” for the fourth consecutive year  Continued commitment to local community investments including outreach to those in the Houston area impacted by Hurricane Harvey CULTURE Third Quarter Highlights

Third Quarter Financial Highlights

	For the quarter ended							
		Sept 30, 2017		June 30, 2017		Sept 30, 2016	Linked Q Δ	YoY Q Δ
Selected balance sheet								
Total loans	$	1,907,509	$	1,122,468	$	926,712	69.9 %	105.8%
Total deposits		1,985,658		1,211,107		1,221,696	64.0	84.3
Total assets		2,494,861		1,508,859		1,269,194	65.3	96.6
Selected profitability								
Net interest income	$	19,129	$	12,376	$	10,517	54.6%	81.9%
Net interest margin		3.78%		3.53%		3.70%	25 bps	8 bps
Core net interest margin[(1)]		3.66		3.49		3.65	17 bps	1 bp
Noninterest expense	$	12,522	$	7,782	$	7,029	60.9%	78.1%
Core noninterest expense[(1)]		11,131		7,589		6,834	46.7	62.9
Net income available to common		5,140		3,615		3,375	42.2	52.3
Core net income available to common[(1)]		5,630		3,653		3,424	54.1	64.4
Reported diluted EPS		0.25		0.23		0.31	8.7	-19.4
Core diluted EPS[(1)]		0.28		0.23		0.31	21.7	-9.7
Reported efficiency ratio		61.52%		58.96%		57.75%	4.3	6.5
Core efficiency ratio[(1)]		56.45		58.09		56.70	-2.8	-0.4
Tangible common equity to tangible assets[(1)]		12.76		14.77		9.14	13.6	39.6
Tangible book value per common share[(1)]	$	13.23	$	14.35	$	10.55	7.8	25.4

Source: Company documents.

[(1)] As used in this presentation, core net interest margin, core noninterest expense, core net income, core diluted EPS, core efficiency ratio, tangible common equity to tangible assets and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slides 15 and 16 of this presentation.

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Successful Growth of a Diversified Loan Portfolio Total Loans Held for Investment Source: Company documents. Commercial & Industrial 27% Energy 2% 1-4 Family & Consumer 12% Commercial Real Estate 59% As of September 30, 2017 $298 $398 $495 $603 $821 $992 $1,908 2011 2012 2013 2014 2015 2016 3Q17 Ending Balances $ in millions Third quarter yield on loans(1) was 5.00% including 14 basis points of estimated purchase discount accretion relating to loans acquired from Sovereign For the period ended Sept. 30, 2017, loan balances increased $785.0 million over June 30, 2017  Legacy Veritex loan portfolio grew $53.3 million, 4.8% over prior quarter end or 19.2% annualized  Acquired Sovereign loans at quarter end represented $731.6 million of the increase and included an estimated accretable purchase discount of $6.4 million 8 (1) Includes average outstanding balance of loans held for sale of $1.5 million.

Superior Credit Quality Credit Quality – Nonperforming Loans, Net Charge-Offs and PCI Loans Source: Company documents. 0.33% 0.21% 0.19% 0.23% 0.02% 0.13% 0.07% 0.08% 0.10% 0.08% 0.01% n/m 0.18% 0.03% n/m 0.10% 0.05% 1.95% Nonperforming loans to total loans Net charge-offs to average loans PCI loans to average loans 2012 2013 2014 2015 2016 09/30/17 Originated loans from the legacy Veritex portfolio continue to have limited credit issues  Purchase credit impaired (“PCI”) loans are carried at $32.2 million and are 1.95% of average loans outstanding  Nonperforming assets, which excludes PCI loans, represents 0.11% of total assets as of Sept. 30, 2017 9

Core Funded Deposit Mix Total Funding Sources Source: Company documents. Noninteres t-bearing 24% NOW/Savings 12% Money Market 38% Time 20% Wholesale/ Borrowed 6% As of September 30, 2017 $365 $448 $574 $639 $868 $1,120 $1,986 2011 2012 2013 2014 2015 2016 3Q17 Ending Balances $ in millions Third quarter average rates: • interest-bearing deposits 0.86% • Total cost of funds 0.62% Total Deposits For the period ended Sept 30, 2017, deposit balances increased $774.6 million over June 30, 2017  Assumed $809.4 million of deposits from Sovereign  Sold $118 million of acquired investment securities, as a result, did not renew $80 million of assumed short term FHLB borrowings 10

Core Net Interest Income and Margin Growth Source: Company documents. $10,397 $10,459 $11,198 $12,241 $18,492 3.65% 3.42% 3.19% 3.49% 3.66% 3Q16 4Q16 1Q2017 2Q2017 3Q2017 Quarterly Net Interest Trend Core Net interest income Core Net interest margin (1) 72% 20% 8% 1Q2017 76% 14% 10% 2Q2017 82% 9% 9% 3Q2017 84% 9% 7% 3Q2016 80% 12% 8% 4Q2016 Interest-bearing deposits in other banks Investment Securities Loans Average Yield/Rate Loans 4.78% 4.76% 4.76% 4.83% 4.85% Deposits 0.76 0.81 0.78 0.80 0.86 Quarterly Average Earning Asset Mix (1) Excludes 5 bps, 2 bps, 2 bps, 5 bps and 15 bps of income recognized on acquired loans for 3Q16, 4Q16, 1Q2017, 2Q2017 and 3Q2017, respectively. See Reconciliation of Non-GAAP Financial Measures (1) 11

12 Acquisition and Integration Update August 2017 September 2017 Fourth Quarter 2017 First Quarter 2018 Second Quarter 2018 Sovereign acqusition closed Liberty Bancshares, Inc. definitive agreement announced Sovereign Integration and system conversion completed Liberty transaction anticipated closing Expected substantial Sovereign cost savings realization Anticipated closing on sale of Austin branches Liberty expected integration and conversion

Successful Organic Growth and M&A Strategy Source: SNL Financial and Company documents. (1) Combined assets is the sum of ending balance assets for Veritex Holdings, Inc. at 9/30/2017 and Liberty Bancshares, Inc. as of 6/30/17. 13 Founded Veritex Holdings & acquired $182 million asset Professional Bank Acquired $166 million asset Fidelity Bank and $54 million asset Bank of Las Colinas Grew $86 million organically and hit $500 million in total assets Grew $141 million organically Completed $40 million Initial Public Offering and grew $137 million organically Acquired $121 million asset IBT Bancorp, Inc. Grew $369 million or 35.5% organically in 2016 (Dollars in Thousands) Acquired $1.1 billion assets in Sovereign acquisition and raised $60 million in public offering (1)2010 2011 2012 2013 2014 2015 2016 9/30/2017 Combined 9/30/2017Total Assets at Year End Assets Acquired During the Year $2,954,148 $2,494,861 $1,408,507 $1,039,551 $802,286 $197,949 $437,820 $524,127 $664,971

 Disciplined acquisition management  Management of efficiencies, particularly cost savings targets  Focus on EPS, ROAA, and efficiency ratios CAPITAL STEWARDSHIP 14  Consolidation of backroom operations and acquisition integrations  Addition and integration of Chief Information Officer  Dedication to maintaining excellence in compliance, BSA, and CRA OPERATIONAL EXCELLENCE  Focused loan originations with continued emphasis on credit quality and relationship banking  Strategically grow line of businesses: Community Banking, C&I, CRE, Government Lending, and Correspondent Banking STRATEGIC GROWTH  Investment in our communities and people with a focus on maintaining our “Best Bank to Work For” status  Respectful management of teammates impacted by the pace of acquisitions and growth  Commitment to employee ownership through stock ownership plan CULTURE Source: VBTX earnings release. Figures represent Veritex standalone for the periods noted. Look Forward

15 Reconciliation of Non-GAAP Measures The Company’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. The Company has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below. (Dollars in Thousands, Except Per Share) Source: Company documents. As of or For the Quarter Ended September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 Net interest income (as reported) $ 19,129 $ 12,376 $ 11,253 $ 10,520 $ 10,517 Adjustment: Income recognized on acquired loans (637) (135) (55) (61) (120) Core net interest income 18,492 12,241 11,198 10,459 10,397 Provision for loan losses (as reported) 752 943 890 440 238 Noninterest income (as reported) 1,977 1,766 1,535 1,824 1,893 Noninterest expense (as reported) 12,522 7,782 7,450 7,084 7,029 Adjustment: Merger and acquisition costs (1,391) (193) (89) (279) (195) Core noninterest expense 11,131 7,589 7,361 6,805 6,834 Core net income from operations 8,586 5,475 4,482 5,038 5,218 Income tax expense (as reported) 2,650 1,802 1,350 1,630 1,768 Adjustment: Tax impact of adjustments 264 20 12 76 26 Core net income 5,672 3,653 3,120 3,332 3,424 Core net income available to common stockholders $ 5,630 $ 3,653 $ 3,120 $ 3,332 $ 3,424 Weighted average diluted shares outstanding 20,392 15,637 15,632 11,653 11,025 Earnings Per Share Diluted earnings per share (as reported) $ 0.25 $ 0.23 $ 0.20 $ 0.27 $ 0.31 Core diluted earnings per share 0.28 0.23 0.20 0.29 0.31 Efficiency Ratio Efficiency Ratio (as reported) 61.52% 58.96% 62.62% 59.51% 57.75% Core Efficiency Ratio 56.45% 58.09% 62.15% 57.46% 56.70% Net Interest Margin Net interest margin (as reported) 3.78% 3.53% 3.21% 3.44% 3.70% Core net interest margin 3.66% 3.49% 3.19% 3.42% 3.65%

16 Reconciliation of Non-GAAP Measures The Company’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. The Company has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below. (Dollars in Thousands, Except Per Share) Source: Company documents. For the Three Months Ended September 30, June 30, March 31, December 31. September 30, 2017 2017 2017 2016 2016 Tangible Common Equity Total stockholders’ equity $ 445,929 $ 247,602 $ 242,725 $ 239,088 $ 142,423 Adjustments: Goodwill (135,832) (26,865) (26,865) (26,865) (26,865) Intangible assets (10,531) (2,171) (2,161) (2,181) (2,257) Total tangible common equity $ 299,566 $ 218,566 $ 213,699 $ 210,042 $ 113,301 Tangible Assets Total assets $ 2,494,861 $ 1,508,589 $ 1,522,015 $ 1,408,507 $ 1,269,194 Adjustments: Goodwill (135,832) (26,865) (26,865) (26,865) (26,865) Intangible assets (10,531) (2,171) (2,161) (2,181) (2,257) Total tangible assets $ 2,348,498 $ 1,479,553 $ 1,492,989 $ 1,379,461 $ 1,240,072 Tangible Common Equity to Tangible Assets 12.76% 14.77% 14.31% 15.23% 9.14% Common shares outstanding 22,644 15,233 15,229 15,195 10,736 Book value per common share $ 19.69 $ 16.25 $ 15.94 $ 15.73 $ 13.27 Tangible book value per common share 13.23 14.35 14.03 13.82 10.55

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